Exhibit 99.1

FOR IMMEDIATE RELEASE

E*TRADE FINANCIAL Media Contact

Pam Erickson

E*TRADE FINANCIAL Corporation

617-296-6080

pam.erickson@etrade.com

E*TRADE FINANCIAL Investor Relations Contact

Adam Townsend

E*TRADE FINANCIAL Corporation

916-463-2889

adam.townsend@etrade.com

E*TRADE FINANCIAL CORPORATION REPORTS RECORD

Q4 2003 GAAP EARNINGS OF $0.27 PER SHARE, COMPLETING

STRONGEST YEAR IN COMPANY’S HISTORY

•	Reported fourth quarter GAAP earnings of $0.27 per share on net income of $107 million, and $0.18 per share on $68 million in net income from Ongoing Operations (1)

•	Generated 2003 GAAP earnings of $0.55 per share on net income of $203 million, and $0.59 per share on $215 million in net income from Ongoing Operations

•	Increased US Daily Average Revenue Trades by 10 percent and Total Daily Average Revenue Trades by 6 percent over the third quarter results

•	Increased margin debt to $1.8 billion at quarter end, compared to $1.5 billion at the end of the third quarter

•	Improved bank spread to 169 basis points from 133 basis points in the third quarter

New York, N.Y., January 21, 2004 – E*TRADE FINANCIAL Corporation (NYSE: ET) today announced results for its fourth quarter ended December 31, 2003, reporting GAAP net income of $107 million, or $0.27 per diluted share, compared to GAAP net income of $30 million, or $0.08 per share, in the same quarter a year ago. Earnings from Ongoing Operations in the fourth quarter totaled $0.18 per share or $68 million, compared to $0.14 per share or $52 million, in the same quarter a year ago.

For the year, E*TRADE FINANCIAL reported GAAP earnings of $0.55 per share compared to a loss of $0.52 per share in 2002. Also for the year, the Company reported earnings of $0.59 per share from Ongoing Operations, compared to $0.45 per share a year ago.

The Company affirmed its 2004 GAAP earnings guidance of between $0.70 and $0.85 per share on Total Net Revenue of $1.5 billion to $1.7 billion.

“In 2003, we generated the best results in the Company’s history,” said Mitchell H. Caplan, Chief Executive Officer, E*TRADE FINANCIAL Corporation. “We strengthened our financial position considerably, increased operational efficiencies and produced record earnings, all while extending the breadth of our product portfolio and enhancing our customer experience.”

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

Other selected highlights from the fourth quarter of 2003:

•	International DARTs increased 3 percent sequentially to 8,900 per day and increased 67 percent versus the year ago period, representing continued strong growth in our international operations

•	Free cash (2) increased by $120 million to $650 million

•	Total customer assets increased to $83.3 billion from $71.8 billion in the third quarter

“2003 was a pivotal year for us. E*TRADE FINANCIAL is the challenger brand that is seizing the opportunities in this growth segment,” said R. Jarrett Lilien, President and Chief Operating Officer, E*TRADE FINANCIAL Corporation. “The operating leverage in our model continues to turn improving market conditions into higher profits and wider margins. Our market share gains throughout the year and our consistently strong results underscore the power of our integrated brokerage and banking model and the leverage of our scalable infrastructure.”

Historical monthly metric data from January 2003 to December 2003 can be found on the E*TRADE FINANCIAL investor relations site at www.etrade.com.

About E*TRADE FINANCIAL

The E*TRADE FINANCIAL family of companies provide financial services including brokerage, banking and lending for retail, corporate and institutional customers. Securities products and services are offered by E*TRADE Securities LLC (Member NASD/SIPC). Bank and lending products and services are offered by E*TRADE Bank, a Federal savings bank, Member FDIC, or its subsidiaries.

# # #

Important Notice

E*TRADE FINANCIAL and the E*TRADE FINANCIAL logo is a registered trademark or trademark of E*TRADE FINANCIAL Corporation. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, the activity of customers and assets held at the institution, seasonality, the development and enhancement of products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual reports previously filed by E*TRADE Group, Inc. or E*TRADE FINANCIAL Corporation with the SEC on Form 10-K (including information under the caption “Risk Factors”) and quarterly reports on Form 10-Q.

© 2004 E*TRADE FINANCIAL Corporation. All rights reserved.

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

Financial Statements

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2003	2002	2003	2002
Brokerage revenues:
Commissions	$97,915	$73,152	$337,468	$294,791
Principal transactions	64,822	59,662	229,846	223,531
Other brokerage-related revenues	44,232	48,590	177,682	174,263
Brokerage interest income	38,308	35,335	144,379	182,103
Brokerage interest expense	(3,473)	(2,852)	(10,305)	(12,515)

Net brokerage revenues	241,804	213,887	879,070	862,173
Banking revenues:
Gain on sales of originated loans	20,739	50,469	192,467	128,506
Gain on sale of loans held-for-sale and securities, net	28,287	17,625	97,559	83,953
Other banking-related revenues	20,350	17,351	80,730	50,665
Banking interest income	202,996	182,512	748,229	763,890
Banking interest expense	(119,056)	(129,801)	(475,824)	(548,659)
Provision for loan losses	(12,374)	(2,723)	(38,523)	(14,664)

Net banking revenues	140,942	135,433	604,638	463,691

Total net revenues	382,746	349,320	1,483,708	1,325,864

Cost of services	152,354	147,156	618,385	567,224

Operating expenses:
Selling and marketing	39,618	45,649	173,066	203,613
Technology development	15,350	12,637	60,741	55,712
General and administrative	62,140	53,614	255,709	210,645
Amortization of other intangibles	11,393	7,086	33,023	28,258
Acquisition-related expenses	(997)	1,378	1,859	11,473
Restructuring and other exit activity	8,855	12,421	134,561	16,519
Executive agreement	—	—	—	(23,485)

Total operating expenses	136,359	132,785	658,959	502,735

Total cost of services and operating expenses	288,713	279,941	1,277,344	1,069,959

Operating income	94,033	69,379	206,364	255,905

Non-operating income (expense):
Corporate interest income	1,572	2,715	6,538	12,655
Corporate interest expense	(11,319)	(11,714)	(45,569)	(47,740)
Gain (loss) on investments	84,894	(3,688)	147,471	(18,507)
Equity in income of investments	4,607	3,653	14,834	9,071
Unrealized losses on venture funds	(1,257)	(221)	(5,640)	(9,683)
Fair value adjustments of financial derivatives	398	(4,939)	(15,338)	(11,662)
Gain on early extinguishment of debt, net	—	—	—	5,346
Other	832	167	1,694	(1,444)

Total non-operating income (expense)	79,727	(14,027)	103,990	(61,964)

Pre-tax income	173,760	55,352	310,354	193,941
Income tax expense	66,277	24,580	112,388	85,122
Minority interest in subsidiaries	28	408	(5,061)	1,555

Income before cumulative effect of accounting change	107,455	30,364	203,027	107,264
Cumulative effect of accounting change	—	—	—	(293,669)

Net income (loss)	$107,455	$30,364	$203,027	$(186,405)

Income before cumulative effect of accounting change per share:
Basic	$0.30	$0.09	$0.57	$0.30

Diluted (3)	$0.27	$0.08	$0.55	$0.30

Net income (loss) per share:
Basic	$0.30	$0.09	$0.57	$(0.52)

Diluted (3)	$0.27	$0.08	$0.55	$(0.52)

Shares used in computation of per share data:
Basic	362,944	356,500	358,320	355,090
Diluted (3)	421,121	360,566	367,361	361,051

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	December 31, 2003	September 30, 2003	December 31, 2002
Brokerage revenues:
Commissions	$97,915	$92,885	$73,152
Principal transactions	64,822	64,174	59,662
Other brokerage-related revenues	44,232	46,285	48,590
Brokerage interest income	38,308	36,883	35,335
Brokerage interest expense	(3,473)	(2,442)	(2,852)

Net brokerage revenues	241,804	237,785	213,887
Banking revenues:
Gain on sales of originated loans	20,739	53,308	50,469
Gain on sale of loans held-for-sale and securities, net	28,287	32,819	17,625
Other banking-related revenues	20,350	23,008	17,351
Banking interest income	202,996	176,254	182,512
Banking interest expense	(119,056)	(117,481)	(129,801)
Provision for loan losses	(12,374)	(7,988)	(2,723)

Net banking revenues	140,942	159,920	135,433

Total net revenues	382,746	397,705	349,320

Cost of services	152,354	156,190	147,156

Operating expenses:
Selling and marketing	39,618	43,282	45,649
Technology development	15,350	16,125	12,637
General and administrative	62,140	72,163	53,614
Amortization of other intangibles	11,393	8,582	7,086
Acquisition-related expenses	(997)	534	1,378
Restructuring and other exit activity	8,855	47,057	12,421

Total operating expenses	136,359	187,743	132,785

Total cost of services and operating expenses	288,713	343,933	279,941

Operating income	94,033	53,772	69,379

Non-operating income (expense):
Corporate interest income	1,572	1,481	2,715
Corporate interest expense	(11,319)	(11,395)	(11,714)
Gain (loss) on investments	84,894	40,985	(3,688)
Equity in income of investments	4,607	2,938	3,653
Unrealized losses on venture funds	(1,257)	(749)	(221)
Fair value adjustments of financial derivatives	398	(998)	(4,939)
Other	832	279	167

Total non-operating income (expense)	79,727	32,541	(14,027)

Pre-tax income	173,760	86,313	55,352
Income tax expense	66,277	24,867	24,580
Minority interest in subsidiaries	28	43	408

Net income	$107,455	$61,403	$30,364

Net income per share:
Basic	$0.30	$0.17	$0.09

Diluted (3)	$0.27	$0.17	$0.08

Shares used in computation of per share data:
Basic	362,944	359,432	356,500
Diluted (3)	421,121	371,173	360,566

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

E*TRADE FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets

(in thousands)

(Unaudited)

	December 31,
	2003	2002
ASSETS
Cash and equivalents	$921,439	$773,605
Cash and investments required to be segregated under Federal or other regulations	1,644,605	1,449,062
Brokerage receivables, net	2,297,932	1,421,766
Mortgage-backed securities	7,157,389	6,932,394
Loans receivable, net	8,130,906	5,552,981
Loans held-for-sale, net	1,000,487	1,812,739
Investments	3,551,746	1,770,447
Property and equipment, net	301,258	370,944
Goodwill	402,315	385,144
Other intangible assets, net	143,990	157,892
Other assets	484,688	828,951

Total assets	$26,036,755	$21,455,925

LIABILITIES AND SHAREHOLDERS’ EQUITY
Brokerage payables	$3,691,176	$2,713,687
Deposits	12,514,486	8,400,333
Securities sold under agreements to repurchase	5,283,609	5,628,338
Other borrowings by bank subsidiary	1,203,554	1,600,584
Accounts payable, accrued and other liabilities	730,306	768,499
Convertible subordinated notes	695,330	695,330

Total liabilities	24,118,461	19,806,771

Mandatorily redeemable preferred capital securities	—	143,365

Shareholders’ equity:
Preferred stock, shares authorized: 1,000,000; issued and outstanding: none at December 31, 2003 and December 31, 2002	—	—
Shares exchangeable into common stock, $.01 par value, shares authorized: 10,644,223; issued and outstanding: 1,386,125 at December 31, 2003 and 1,627,265 at December 31, 2002	14	16
Common stock, $.01 par value, shares authorized: 600,000,000; issued and outstanding: 366,636,406 at December 31, 2003 and 358,044,317 at December 31, 2002	3,666	3,580
Additional paid-in-capital	2,247,930	2,190,200
Deferred stock compensation	(12,874)	(23,058)
Accumulated deficit	(230,465)	(433,492)
Accumulated other comprehensive loss	(89,977)	(231,457)

Total shareholders’ equity	1,918,294	1,505,789

Total liabilities and shareholders’ equity	$26,036,755	$21,455,925

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

Reconciliation of Reported Results to Results from Ongoing Operations and Ongoing Operating Margin (1) (4)

	Three Months Ended			Twelve Months Ended
	12/31/2003	9/30/2003	12/31/2002	12/31/2003	12/31/2002
	(dollars in millions, except per share amounts)
Summary of GAAP Financial Information
Income (loss) as reported:
Pre-tax income	$173.8	$86.3	$55.4	$310.4	$193.9
Net income (loss)	$107.5	$61.4	$30.4	$203.0	$(186.4)
Diluted earnings (loss) per share	$0.27	$0.17	$0.08	$0.55	$(0.52)

Reconciliation of GAAP Income to Income from Ongoing Operations
Pre-tax income per GAAP	$173.8	$86.3	$55.4	$310.4	$193.9
Amortization of other intangibles	11.4	8.6	7.1	33.0	28.3
Acquisition-related expenses	(1.0)	0.5	1.4	1.9	11.5
Restructuring and other exit activity	8.9	47.1	12.4	134.6	16.5
Unrealized losses on venture funds	1.3	0.7	0.2	5.6	9.7
(Gain) loss on investments	(84.9)	(41.0)	3.7	(147.5)	18.5
Fair value adjustments of financial derivatives	(0.4)	1.0	4.9	15.3	11.7
Gain on early extinguishment of debt	—	—	—	—	(5.3)
Executive agreement	—	—	—	—	(23.5)

Pre-tax income from ongoing operations	$109.0	$103.2	$85.1	$353.3	$261.2

Income from ongoing operations—after tax	$68.0	$63.0	$52.7	$216.8	$162.6

Minority interest per GAAP	$—	$(0.1)	$(0.4)	$5.1	$(1.6)
Adjustment to minority interest for the consolidating impact of E*TRADE FINANCIAL Advisor on restructuring and other exit activity and tax expense	$—	$—	$—	$(6.7)	$—

Income from ongoing after-tax and minority interest	$68.0	$62.9	$52.3	$215.1	$161.1

EPS from ongoing operations on a diluted basis	$0.18	$0.17	$0.14	$0.59	$0.45

Reconciliation of Ongoing Operating Margin
Operating income	$94.0	$53.8	$69.4	$206.4	$255.9
Amortization of other intangibles	11.4	8.6	7.1	33.0	28.3
Acquisition-related expenses	(1.0)	0.5	1.4	1.9	11.5
Restructuring and other exit activity	8.9	47.1	12.4	134.6	16.5
Executive agreement	—	—	—	—	(23.5)

Ongoing operating margin	$113.3	$110.0	$90.3	$375.9	$288.7
Ongoing operating margin as a percentage of net revenues	30%	28%	26%	25%	22%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

Segment Reporting

	Three Months Ended December 31, 2003
	Brokerage	Banking	Elimination (5)	Total
	(Unaudited, in thousands)
Commissions	$97,915	$—	$—	$97,915
Principal transactions	64,822	—		64,822
Interest income	38,308	202,996		241,304
Interest expense	(3,473)	(119,056)		(122,529)
Gain on sales of originated loans	—	20,739		20,739
Gain on sale of loans held-for-sale and securities, net	—	28,287		28,287
Provision for loan losses	—	(12,374)		(12,374)
Other revenues	51,958	20,350	(7,726)	64,582

Net revenues	249,530	140,942	(7,726)	382,746

Cost of services	106,170	46,184		152,354
Selling and marketing	30,333	17,011	(7,726)	39,618
Technology development	11,481	3,869		15,350
General and administrative	33,303	28,837		62,140
Amortization of other intangibles	6,910	4,483		11,393
Acquisition-related expenses	471	(1,468)		(997)
Restructuring and other exit activity	7,209	1,646		8,855

Total cost of services and operating expenses	195,877	100,562	(7,726)	288,713

Operating income	$53,653	$40,380	$—	$94,033

	Three Months Ended September 30, 2003
	Brokerage	Banking	Elimination (5)	Total
	(Unaudited, in thousands)
Commissions	$92,885	$—	$—	$92,885
Principal transactions	64,174	—		64,174
Interest income	36,883	176,254		213,137
Interest expense	(2,442)	(117,481)		(119,923)
Gain on sales of originated loans	—	53,308		53,308
Gain on sale of loans held-for-sale and securities, net	—	32,819		32,819
Provision for loan losses	—	(7,988)		(7,988)
Other revenues	47,334	23,008	(1,049)	69,293

Net revenues	238,834	159,920	(1,049)	397,705

Cost of services	103,808	52,382		156,190
Selling and marketing	30,941	13,390	(1,049)	43,282
Technology development	12,493	3,632		16,125
General and administrative (6)	34,149	38,014		72,163
Amortization of other intangibles	4,445	4,137		8,582
Acquisition-related expenses	472	62		534
Restructuring and other exit activity	30,505	16,552		47,057

Total cost of services and operating expenses	216,813	128,169	(1,049)	343,933

Operating income	$22,021	$31,751	$—	$53,772

	Three Months Ended December 31, 2002
	Brokerage	Banking	Total
	(Unaudited, in thousands)
Commissions	$73,152	$—	$73,152
Principal transactions	59,662	—	59,662
Interest income	35,335	182,512	217,847
Interest expense	(2,852)	(129,801)	(132,653)
Gain on sales of originated loans	—	50,469	50,469
Gain on sale of loans held-for-sale and securities, net	—	17,625	17,625
Provision for loan losses	—	(2,723)	(2,723)
Other revenues	48,590	17,351	65,941

Net revenues	213,887	135,433	349,320

Cost of services	93,689	53,467	147,156
Selling and marketing	35,463	10,186	45,649
Technology development	10,564	2,073	12,637
General and administrative	32,220	21,394	53,614
Amortization of other intangibles	4,234	2,852	7,086
Acquisition-related expenses	668	710	1,378
Restructuring and other exit activity	11,327	1,094	12,421

Total cost of services and operating expenses	188,165	91,776	279,941

Operating income	$25,722	$43,657	$69,379

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

Key Performance Metrics (4)

	Qtr ended 12/31/03	Qtr ended 9/30/03	Qtr ended 12/31/03 vs. Qtr ended 9/30/03	Qtr ended 12/31/02	Qtr ended 12/31/03 vs. Qtr ended 12/31/02	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/03 vs. Year ended 12/31/02
Corporate Metrics

Gross margin %	60%	61%	(1)%	58%	2%	58%	57%	1%
Operating margin %	25%	14%	11%	20%	5%	14%	19%	(5)%
Ongoing operating margin % (1)	30%	28%	2%	26%	4%	25%	22%	3%

Employees	3,455	3,528	(2)%	3,478	(1)%	3,455	3,478	(1)%
Consultants and other	314	382	(18)%	279	13%	314	279	13%

Total headcount	3,769	3,910	(4)%	3,757	0%	3,769	3,757	0%

Revenue per headcount	$101,551	$101,715	0%	$92,978	9%	$393,661	$352,905	12%

Compensation and benefits ($MM)	$97.1	$103.2	(6)%	$82.0	18%	$386.0	$315.1	22%
Revenue per compensation and benefits dollar	$3.94	$3.86	2%	$4.26	(7)%	$3.84	$4.21	(9)%

Book value per share	$5.21	$4.68	11%	$4.19	24%	$5.21	$4.19	24%
Tangible book value per share	$3.73	$3.12	20%	$2.68	39%	$3.73	$2.68	39%

Cash & equivalents ($MM)	$921.4	$990.2	(7)%	$773.6	19%	$921.4	$773.6	19%
Free cash ($MM) (2)	$649.6	$530.1	23%	$367.0	77%	$649.6	$367.0	77%

Earnings before interest, taxes, depreciation & amortization ($MM) (2)
Net income (loss)	$107.5	$61.4	75%	$30.4	253%	$203.0	$(186.4)	209%
Cumulative effect of accounting change	$—	$—	N.M.	$—	N.M.	$—	$293.7	N.M.
Tax expense	$66.3	$24.9	167%	$24.6	169%	$112.4	$85.1	32%
Depreciation & amortization	$31.9	$29.7	8%	$36.0	(11)%	$123.5	$141.3	(13)%
Corporate interest expense	$11.3	$11.4	(1)%	$11.7	(3)%	$45.6	$47.7	(4)%

EBITDA	$217.0	$127.3	70%	$102.7	111%	$484.4	$381.4	27%

Interest coverage (2)	19.2	11.2	72%	8.8	118%	10.6	8.0	33%

Active retail brokerage accounts	2,848,625	2,854,900	0%	3,690,916	(23)%	2,848,625	3,690,916	(23)%
Active banking accounts	638,345	657,646	(3)%	511,298	25%	638,345	511,298	25%

Total active accounts end of period	3,486,970	3,512,546	(1)%	4,202,214	(17)%	3,486,970	4,202,214	(17)%

Total customer households end of period	2,656,025	2,678,409	(1)%	3,132,024	(15)%	2,656,025	3,132,024	(15)%

Gross new accounts	154,298	169,593	N.M.	204,796	N.M.	821,468	783,987	N.M.
Inactive accounts	(105,214)	(128,002)	N.M.	(119,283)	N.M.	(1,273,914)	(341,576)	N.M.
Customer closed accounts	(74,660)	(73,038)	N.M.	(53,626)	N.M.	(262,798)	(243,051)	N.M.

Net new accounts	(25,576)	(31,447)	N.M.	31,887	N.M.	(715,244)	199,360	N.M.

Net new households	(22,384)	68,673	N.M.	40,471	N.M.	(475,999)	127,003	N.M.

Total client assets in investing accounts ($B)	$70.8	$60.3	17%	$41.6	70%	$70.8	$41.6	70%
Total deposits in banking accounts ($B)	$12.5	$11.5	9%	$8.4	49%	$12.5	$8.4	49%

Total assets / deposits in customer accounts ($B)	$83.3	$71.8	16%	$50.0	67%	$83.3	$50.0	67%

Average assets per household	$31,376	$26,809	17%	$15,978	96%	$31,376	$15,978	96%

Acquisition marketing costs ($MM)	$10.1	$16.0	(37)%	$14.1	(28)%	$61.3	$72.8	(16)%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

	Qtr ended 12/31/03	Qtr ended 9/30/03	Qtr ended 12/31/03 vs. Qtr ended 9/30/03	Qtr ended 12/31/02	Qtr ended 12/31/03 vs. Qtr ended 12/31/02	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/03 vs. Year ended 12/31/02
Brokerage Metrics

Trading days	62.5	63.5	(2)%	63.0	(1)%	250.0	250.0	0%

Daily Average Revenue Trades (DARTs)
US	83,081	75,605	10%	57,645	44%	69,623	62,200	12%
International	8,891	8,624	3%	5,321	67%	7,429	4,388	69%
Professional	48,154	48,332	0%	33,203	45%	42,208	20,876	102%

Total DARTs	140,126	132,561	6%	96,169	46%	119,260	87,464	36%

Total revenue trades (MM)	8.8	8.4	4%	6.1	45%	29.8	21.9	36%

Average commission per revenue trade	$11.18	$11.03	1%	$12.07	(7)%	$11.32	$13.48	(16)%

Market Making
Equity shares traded (MM)	26,190	18,460	42%	8,477	209%	69,070	46,577	48%
Average revenue capture per 1,000 equity shares	$0.912	$1.167	(22)%	$2.650	(66)%	$1.180	$1.993	(41)%
% of Bulletin Board equity shares to total equity shares	82.9%	77.2%	6%	60.0%	23%	77.0%	74.2%	3%

End of period margin debt ($B)	$1.76	$1.45	21%	$0.97	81%	$1.76	$0.97	81%
Average margin debt ($B)	$1.64	$1.24	33%	$0.91	80%	$1.22	$1.25	(2)%

Active retail brokerage accounts	2,848,625	2,854,900	0%	3,690,916	(23)%	2,848,625	3,690,916	(23)%

Gross new brokerage accounts	112,275	127,384	N.M.	162,885	N.M.	501,606	590,980	N.M.
Inactive accounts	(105,214)	(129,963)	N.M.	(115,820)	N.M.	(1,288,479)	(338,113)	N.M.
Customer closed accounts	(13,336)	(13,206)	N.M.	(15,777)	N.M.	(55,418)	(73,892)	N.M.

Net new brokerage accounts	(6,275)	(15,785)	N.M.	31,288	N.M.	(842,291)	178,975	N.M.

New client assets ($MM)	$3,266	$2,385	37%	N.A.	N.A.	$12,788	N.A.	N.A.
Client asset outflow from closed accounts	$(400)	$(410)	2%	N.A.	N.A.	$(1,461)	N.A.	N.A.

Net new client assets	$2,867	$1,975	45%	N.A.	N.A.	$11,327	N.A.	N.A.

Total Client Assets ($B)
Security holdings	$43.9	$38.0	16%	$26.2	68%	$43.9	$26.2	68%
Cash (including money market funds)	$6.2	$7.6	(18)%	$8.9	(30)%	$6.2	$8.9	(30)%
Unexercised options (vested)	$20.7	$14.7	41%	$6.5	218%	$20.7	$6.5	218%

Total client assets in investing accounts	$70.8	$60.3	17%	$41.6	70%	$70.8	$41.6	70%

Total client assets per active account	$24,861	$21,122	18%	$11,271	121%	$24,854	$11,271	121%

Unexercised options (unvested) ($B)	$14.9	$10.8	38%	$3.0	393%	$14.9	$3.0	393%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

	Qtr ended 12/31/03	Qtr ended 9/30/03	Qtr ended 12/31/03 vs. Qtr ended 9/30/03	Qtr ended 12/31/02	Qtr ended 12/31/03 vs. Qtr ended 12/31/02	Year ended 12/31/03	Year ended 12/31/02	Year ended 12/31/03 vs. Year ended 12/31/02
Banking Metrics

Gross new banking accounts	42,023	42,209	N.M.	41,911	N.M.	319,862	193,007	N.M.
Inactive accounts	—	1,961	N.M.	(3,463)	N.M.	14,565	(3,463)	N.M.
Customer closed accounts	(61,324)	(59,832)	N.M.	(37,849)	N.M.	(207,380)	(169,159)	N.M.

Net new banking accounts	(19,301)	(15,662)	N.M.	599	N.M.	127,047	20,385	N.M.

Direct mortgage originations ($B)	$0.9	$2.4	(61)%	$2.1	(55)%	$8.8	$6.1	43%
Correspondent mortgage originations ($B)	$1.2	$1.7	(28)%	$1.4	(12)%	$5.2	$5.5	(6)%
Consumer loan originations, incl HELOCs ($B)	$0.7	$0.7	(4)%	$0.1	468%	$2.6	$0.2	960%
Acquired consumer loans ($B)	$0.7	$—	N.M.	$1.8	(60)%	$1.2	$2.6	(53)%
Mortgage pipeline (end of period) ($B)	$0.3	$0.5	(37)%	$1.1	(73)%	$0.3	$1.1	(73)%

Automated teller machines (ATMs)	15,057	15,217	(1)%	11,586	30%	15,057	11,586	30%

Bank Asset Portfolio Detail ($MM)
Cash & equivalents	$276	$383	(28)%	$279	(1)%	$276	$279	(1)%
Trading securities	$821	$774	6%	$392	109%	$821	$392	109%
Investment securities, available-for-sale	$2,413	$2,094	15%	$1,258	92%	$2,413	$1,258	92%
Mortgage securities, available-for-sale	$7,157	$6,972	3%	$6,932	3%	$7,157	$6,932	3%
Loans receivable, net including loans held-for-sale:
- Mortgage and home equity loans, net	$4,847	$3,207	51%	$3,846	26%	$4,847	$3,846	26%
- Consumer loans, net	$4,284	$4,314	(1)%	$3,517	22%	$4,284	$3,517	22%
- Other	$1	$1	(23)%	$2	(50)%	$1	$2	(50)%
Other assets	$587	$643	(9)%	$907	(35)%	$587	$907	(35)%

Total assets	$20,386	$18,388	11%	$17,133	19%	$20,386	$17,133	19%

Bank Deposit Portfolio Detail ($MM)
Transaction accounts	$8,988	$7,546	19%	$4,279	110%	$8,988	$4,279	110%
CDs	$3,527	$3,988	(12)%	$4,122	(14)%	$3,527	$4,122	(14)%

Total	$12,514	$11,534	9%	$8,400	49%	$12,514	$8,400	49%

Bank interest rate spread (basis points)	169	133	27%	140	21%	150	144	4%

Credit Quality and Reserve Metrics
Net charge-offs as a % of average held-for-investment loans, net (annualized)	0.44%	0.44%	0.00%	0.51%	(0.07)%	0.50%	0.36%	0.14%
Provision as a % of average held-for-investment loans, net (annualized)	0.65%	0.51%	0.14%	0.27%	0.38%	0.61%	0.25%	0.36%
Allowance as a % of total ending gross held-for-investment loans	0.46%	0.50%	(0.05)%	0.50%	(0.05)%	0.46%	0.50%	(0.05)%
Total non-performing loans, net, as a % of total gross held-for-investment loans	0.30%	0.32%	(0.02)%	0.47%	(0.17)%	0.30%	0.47%	(0.17)%
Total loan loss allowance as a % of total non-performing loans, net	154%	156%	(2)%	104%	49%	154%	104%	49%

Tier 1 Capital Ratio (7)	5.92%	6.16%	(0.24)%	5.67%	0.25%	5.92%	5.67%	0.25%
Risk Weighted Capital Ratio (7)	11.30%	12.50%	(1.20)%	11.70%	(0.40)%	11.30%	11.70%	(0.40)%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

Activity in Allowance for Loan Losses

	Three Months Ending December 31, 2003
	Mortgage	Consumer	Total
	(in thousands)
Allowance for loan losses, ending 9/30/03	$3,328	$30,680	$34,008
Provision for loan losses	2,457	9,917	12,374
Charge-offs, net	(123)	(8,412)	(8,535)

Allowance for loan losses, ending 12/31/03	$5,662	$32,185	$37,847

Bank Average Balance Data

	Three Months Ended December 31, 2003			Three Months Ended December 31, 2002
	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost	Average Balance	Interest Income/ Expense	Average Annualized Yield/Cost
	(in thousands)
Interest-earning banking assets:
Loans receivable, net	$8,608,426	$101,423	4.71%	$7,386,005	$111,184	6.02%
Interest-bearing deposits	166,573	1,047	2.49%	193,968	1,230	2.52%
Mortgage-backed and related available-for-sale securities	7,151,508	70,315	3.93%	5,568,696	54,797	3.94%
Available-for-sale investment securities	2,303,438	24,247	4.21%	1,041,517	11,725	4.50%
Investment in FHLB stock	79,236	693	3.47%	83,053	1,130	5.40%
Trading securities	786,006	5,995	3.05%	365,320	2,668	2.92%

Total interest-earning banking assets (8)	19,095,187	$203,720	4.27%	14,638,559	$182,734	4.99%

Non-interest-earning banking assets	761,853			732,360

Total banking assets	$19,857,040			$15,370,919

Interest-bearing banking liabilities:
Retail deposits	$11,331,066	$58,496	2.05%	$7,890,993	$75,642	3.80%
Brokered certificates of deposit	243,210	1,742	2.84%	406,322	3,030	2.96%
FHLB advances	927,761	11,593	4.89%	1,244,353	14,639	4.60%
Other borrowings	5,798,868	47,225	3.19%	4,794,141	36,490	2.98%

Total interest-bearing banking liabilities	18,300,905	$119,056	2.58%	14,335,809	$129,801	3.59%

Non-interest bearing banking liabilities	596,475			240,016

Total banking liabilities	18,897,380			14,575,825
Total banking shareholder’s equity	959,660			795,094

Total banking liabilities and shareholder’s equity	$19,857,040			$15,370,919

Excess of interest-earning banking assets over interest-bearing banking liabilities/net interest income	$794,282	$84,664		$302,750	$52,933

Net interest spread			1.69%			1.40%

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

SUPPLEMENTAL INFORMATION AND ENDNOTES

Explanation of Non-GAAP Measures and Certain Metrics

In order to better assess the Company’s financial operating results, management believes results from ongoing operations, ongoing operating margin, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company.

(1) Results From Ongoing Operations, Ongoing Operating Margin

Results from ongoing operations exclude gain or loss on early extinguishment of debt, amortization of other intangibles, acquisition-related expenses, the gain or loss on investments, unrealized losses on venture funds, the fair value adjustments of financial derivatives related to the impact of Statement of Financial Accounting Standards (SFAS) No. 133, executive agreement, restructuring and other exit activity, the cumulative effect of accounting changes and the adjustment to minority interest for the consolidating impact of E*TRADE FINANCIAL Advisor on restructuring and other exit activity and tax expense. Ongoing operating margin excludes, in addition to the above, corporate interest income, corporate interest expense, equity in income of investments and other non-operating items. Management believes this measure to be appropriate in determining the operating performance of the Company’s core business on an ongoing basis and represents the measure used by analysts and the investment community historically to evaluate company performance. As previously announced, however, beginning in calendar year 2004, management will not report this measure.

(2) Free Cash and Interest Coverage

Free cash as reported by the Company represents cash held at Parent and non-Bank or Brokerage subsidiaries less discretionary reserves and excess capital at Bank and Brokerage after regulatory capital requirements and the Company’s own regulatory capital guidelines. The Company believes that free cash is a useful measure of the Company’s liquidity as it excludes cash reflected on the balance sheet that may not be freely available to the Company. Interest coverage is defined as EBITDA divided by corporate interest expense.

It is important to note these metrics and other non-GAAP measures may involve judgment by management and should be considered in addition to, not as a substitute for, or superior to, net income, operating margin, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP.

(3) For the three months ended December 31, 2003, diluted income before cumulative effect of accounting change per share and net income per share are calculated using the ‘if converted’ method, which includes the additional dilutive impact assuming conversion of the Company’s subordinated convertible debt. Under the ‘if converted’ method the per share numerator excludes the interest expense and related amortization of offering costs from the convertible debt of $7.2 million, net of tax, and the denominator includes the shares issuable from the assumed conversion of the convertible debt of 45.4 million. For all other periods, the ‘if converted’ method is not used as its effect would be anti-dilutive.

E*TRADE FINANCIAL Results for the Quarter Ended December 31, 2003

(4) Amounts and percentages may not calculate due to rounding.

(5) Eliminates intercompany payment made by Bank to Brokerage related to Sweep Deposit Account (SDA) relationships, swept daily from Brokerage to Bank, which began in the third quarter of 2003. Under this relationship, Bank pays Brokerage a negotiated rate that approximates market on the average SDA balance. Bank reflects this payment as selling and marketing expense and Brokerage reflects this payment as other revenues.

(6) Included in general and administrative for the quarter ended September 30, 2003, is a $6 million charge related to a litigation settlement in the Banking Segment related to claims for employee overtime.

(7) Q4’03 estimate

(8) Amount includes a taxable equivalent increase in interest income of $0.7 million for the quarter ended December 31, 2003, and $0.2 million for the quarter ended December 31, 2002.